UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2012

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Government Properties Income Trust, or GOV, we or us, is filing this Current Report on Form 8-K, or this Current Report, among other reasons, to reflect the retrospective application of a new accounting pronouncement with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2011.  As previously disclosed in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012, on January 1, 2012, we adopted the Financial Accounting Standards Board Accounting Standards Update No. 2011-05, Presentation of Comprehensive Income, or ASU No. 2011-05.  This update eliminated the option to report other comprehensive income and its components in the statement of shareholders’ equity.  This update was intended to enhance comparability between entities that report under U.S. generally accepted accounting principles and to provide a more consistent method of presenting non-owner transactions that affect an entity’s equity. The implementation of this update did not cause any material changes to our consolidated financial statements, other than the presentation of the consolidated statement of comprehensive income.

Item 9.01. Financial Statements and Exhibits.

This Current Report also includes (i) the Statement of Revenues and Certain Operating Expenses of three office buildings located in Atlanta, GA, Ellenwood, GA and Jackson, MS, or the Federal Government Leased Portfolio, for the six month period ended June 30, 2012 (unaudited) and for the year ended December 31, 2011, pursuant to the requirements of Rule 3-14 of Regulation S-X, (ii) the Statement of Revenues and Certain Operating Expenses of three office buildings located in Boise, ID, or the Boise Portfolio, for the six month period ended June 30, 2012 (unaudited) and for the year ended December 31, 2011, pursuant to the requirements of Rule 3-14 of Regulation S-X, and (iii) unaudited pro forma condensed consolidated financial statements of GOV, which include the Federal Government Leased Portfolio and the Boise Portfolio, as well as other transactions we have completed since June 30, 2012 (balance sheet), and January 1, 2011 (statements of income).  These historical financial statements and unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on our existing leases or leases we may enter into during and after 2012, and for other reasons. Consequently, actual future results are likely to be different than amounts presented in the historical financial statements and the unaudited pro forma financial statements related to these transactions and such differences could be significant.

Neither we nor any of our affiliates are related to the sellers of the Federal Government Leased Portfolio or the Boise Portfolio.  The historical financial statements listed in Item 9.01(a) present the results of operations of the Federal Government Leased Portfolio and the Boise Portfolio during periods prior to their acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, sources of revenue and expense which we expect may not be comparable to the expected future operations by us.  In assessing the Federal Government Leased Portfolio and the Boise Portfolio, we considered each property’s revenue sources, including those which have been affected, and are expected to be affected in the future, by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for government leased space and the ability of tenants to make payments when due. We also considered each property’s expenses including, but not limited to, utility costs, tax rates and other expenses, and the portion of such expenses which may be recovered from tenants. Changes in these factors or other factors described in the notes to the pro forma financial statements will cause future operating results to differ from the historical and pro forma operating results presented, but cannot be predicted at this time; however, after reasonable inquiry, we are not currently aware of any other material factors relating to the properties that would cause the financial information reported herein not to be indicative of future operating results.

(a) Financial Statements of Businesses Acquired.

Statement of Revenues and Certain Operating Expenses of the Federal Government Leased Portfolio

The historical financial statement listed above presents the results of operations of the Federal Government Leased Portfolio during periods prior to its acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which are not comparable to the expected future operation of the properties in that portfolio by us.

Statement of Revenues and Certain Operating Expenses of the Boise Portfolio

1

The historical financial statement listed above presents the results of operations of the Boise Portfolio during periods prior to its acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which are not comparable to the expected future operation of the properties in that portfolio by us.

(b) Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-9
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2012	F-10
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Six Months Ended June 30, 2012	F-11
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2011	F-12
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-13

(d) Exhibits.

23.1	Consent of Ernst & Young LLP. (Filed herewith.)

99.1	Consolidated Statement of Comprehensive Income Data for the years ended December 31, 2011, 2010 and 2009, to comply with ASU No. 2011-05. (Filed herewith.)

2

Report of Independent Auditors

To the Board of Trustees

Government Properties Income Trust

We have audited the accompanying statement of revenues and certain operating expenses of the Federal Government Leased Portfolio for the year ended December 31, 2011. This financial statement is the responsibility of the Federal Government Leased Portfolio’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Federal Government Leased Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Federal Government Leased Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Government Properties Income Trust as described in Note 1, and is not intended to be a complete presentation of the Federal Government Leased Portfolio’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Federal Government Leased Portfolio for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
October 15, 2012

Federal Government Leased Portfolio

Statement of Revenues and Certain Operating Expenses

	For the six month period ended June 30, 2012	For the year ended December 31, 2011
	(unaudited)
Revenues:
Rental income	$4,878,258	$9,811,354

Certain operating expenses:
Real estate taxes	616,872	1,247,280
Utility expenses	419,418	913,463
Other operating expenses	697,100	1,526,243
	1,773,390	3,686,986
Revenues in excess of certain operating expenses	$3,144,868	$6,124,368

See accompanying notes.

Federal Government Leased Portfolio

Notes to Statement of Revenues and Certain Operating Expenses

Six month period ended June 30, 2012 (unaudited) and year ended

December 31, 2011

1.                                      General Information and Summary of Significant Accounting Policies

Prior to July 25, 2012, a North Carolina limited partnership and a Delaware limited liability company, or the Sellers, which are unaffiliated with Government Properties Income Trust, or GOV, owned and operated three office buildings located in Atlanta, GA, Ellenwood, GA and Jackson, MS, or the Properties.  On July 25, 2012, GOV acquired the Properties from the Sellers and assumed management and ownership responsibilities.

The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of GOV.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations of the Properties.

Use of Estimates — Preparation of this financial statement in conformity with U.S. generally accepted accounting principles requires the Sellers’ management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes.  Actual results could differ from those estimates.

Rental Revenues — Tenant leases are accounted for as operating leases.  Rental income is recognized on a straight line basis over the non-cancelable terms of the leases.  Straight line rent adjustments included in rental income in the statement of revenues and certain operating expenses totaled $370,166 for the year ended December 31, 2011 and $185,083 for the six month period ended June 30, 2012.

Reimbursements from Tenants — Reimbursements from tenants of operating expenses and real estate taxes are recognized as rental income when they become billable to the tenants.

Repairs and Maintenance — Expenditures for repairs and maintenance are expensed as incurred.

Federal Government Leased Portfolio

Notes to Statement of Revenues and Certain Operating Expenses (continued)

Six month period ended June 30, 2012 (unaudited) and year ended

December 31, 2011

2.                                      Leases

The Sellers have entered into non-cancelable operating leases at the Properties as lessor. These leases were assumed by GOV when the Properties were acquired. Minimum future rentals due under the leases in effect at December 31, 2011, are summarized as follows:

Year

2012	$9,141,907
2013	9,196,368
2014	9,314,730
2015	9,753,246
2016	9,753,246
Thereafter	71,503,314
$118,662,811

The leases are generally for terms greater than one year and for no more than 13 years and generally provide for operating expense and real estate tax escalations.

As of December 31, 2011 and June 30, 2012, a single tenant, the U.S. Government, provided 100% of the rental income.

Report of Independent Auditors

To the Board of Trustees

Government Properties Income Trust

We have audited the accompanying statement of revenues and certain operating expenses of the Boise Portfolio for the year ended December 31, 2011. This financial statement is the responsibility of the Boise Portfolio’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  We were not engaged to perform an audit of the Boise Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Boise Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Government Properties Income Trust as described in Note 1, and is not intended to be a complete presentation of the Boise Portfolio’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Boise Portfolio for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
October 15, 2012

Boise Portfolio

Statement of Revenues and Certain Operating Expenses

	For the six month period ended June 30, 2012	For the year ended December 31, 2011
	(unaudited)
Revenues:
Rental income	$2,125,039	$4,096,282

Certain operating expenses:
Real estate taxes	181,310	350,489
Utility expenses	95,023	194,858
Other operating expenses	327,298	712,015
	603,631	1,257,362
Revenues in excess of certain operating expenses	$1,521,408	$2,838,920

See accompanying notes.

Boise Portfolio

Notes to Statement of Revenues and Certain Operating Expenses

Six month period ended June 30, 2012 (unaudited) and year ended

December 31, 2011

1.              General Information and Summary of Significant Accounting Policies

Prior to September 11, 2012, two related third party Delaware limited liability companies, or the Sellers, which are unaffiliated with Government Properties Income Trust, or GOV, owned and operated three office buildings located in Boise, ID, or the Properties.  On September 11, 2012, GOV, acquired the Properties from the Sellers and assumed management and ownership responsibilities.

The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of GOV.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations of the Properties.

Use of Estimates — Preparation of this financial statement in conformity with U.S. generally accepted accounting principles requires the Sellers’ management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes.  Actual results could differ from those estimates.

Rental Revenues — Tenant leases are accounted for as operating leases.  Rental income is recognized on a straight line basis over the non-cancelable terms of the leases.  Straight line rent adjustments included in rental income in the statement of revenues and certain operating expenses totaled ($934) for the six month period ended June 30, 2012.

Reimbursements from Tenants — Reimbursements from tenants of operating expenses and real estate taxes are recognized as rental income when they become billable to the tenants.

Repairs and Maintenance — Expenditures for repairs and maintenance are expensed as incurred.

Boise Portfolio

Notes to Statement of Revenues and Certain Operating Expenses (continued)

Six month period ended June 30, 2012 (unaudited) and year ended

December 31, 2011

2.                                      Leases

The Sellers have entered into non-cancelable operating leases at the Properties as lessor. These leases were assumed by GOV when the Properties were acquired. Minimum future rentals due under the leases in effect at December 31, 2011, and one lease executed February 15, 2012, are summarized as follows:

Year

2012	$4,217,747
2013	4,252,799
2014	4,252,799
2015	4,252,799
2016	4,252,799
Thereafter	20,783,831
$42,012,774

The leases are generally for terms greater than one year and for no more than 10 years and generally provide for operating expense and real estate tax escalations.

As of December 31, 2011 and June 30, 2012, a single tenant, the U.S. Government, provided 100% of the rental income.

GOVERNMENT PROPERTIES INCOME TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2012 reflects the financial position of Government Properties Income Trust, or we, us or our, as if all of the transactions that we completed after June 30, 2012 described in the notes to the unaudited pro forma condensed consolidated financial statements were completed as of June 30, 2012.  The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2012, and for the year ended December 31, 2011, present the results of our operations as if all of the transactions described in the notes to the unaudited pro forma condensed consolidated statements of income as having occurred during the applicable period presented were instead completed on January 1, 2011.  These unaudited pro forma condensed consolidated financial statements should be read in connection with our financial statements for the six months ended June 30, 2012, and notes thereto included in our Quarterly Report on Form 10-Q filed on August 3, 2012 with the Securities and Exchange Commission, or the SEC, our financial statements for the year ended December 31, 2011, and notes thereto included in our Annual Report on Form 10-K filed on February 23, 2012 with the SEC and the financial statements of businesses acquired included in Item 9.01(a) of this Current Report on Form 8-K.

These unaudited pro forma condensed consolidated financial statements are provided for informational purposes only. Upon completion of the long term financing of these acquisitions, our financial position and results of operations may be significantly different than what is presented in these unaudited pro forma condensed consolidated financial statements. In the opinion of management, all adjustments necessary to reflect the effects of the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements have been included.

The allocation of the purchase prices of our 2012 acquisitions described in the notes to the unaudited pro forma condensed consolidated financial statements and reflected in these unaudited pro forma condensed consolidated financial statements is based upon preliminary estimates of the fair values of assets acquired and liabilities assumed.  Consequently, amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma condensed consolidated financial statements.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our financial position or our results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on our existing leases or leases we may enter into during and after 2012, and for other reasons. Consequently, actual future results are likely to be different from amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2012

(amounts in thousands, except per share amounts)

		Acquisitions
		Since June 30,
	Historical	2012
	(A)	(B)	Pro Forma
ASSETS
Real estate properties:
Land	$228,824	$10,730	$239,554
Buildings and improvements	1,147,361	119,811	1,267,172
	1,376,185	130,541	1,506,726
Accumulated depreciation	(164,890)	—	(164,890)
	1,211,295	130,541	1,341,836

Acquired real estate leases, net	110,805	17,408	128,213
Cash and cash equivalents	1,394	—	1,394
Restricted cash	3,970	—	3,970
Rents receivable, net	27,086	—	27,086
Deferred leasing costs, net	3,498	—	3,498
Deferred financing costs, net	6,624	—	6,624
Other assets, net	18,152	—	18,152
Total assets	$1,382,824	$147,949	$1,530,773

LIABILITIES AND SHAREHOLDERS’ EQUITY
Unsecured revolving credit facility	$27,000	$144,530	$171,530
Unsecured term loan	350,000	—	350,000
Mortgage notes payable	94,271	—	94,271
Accounts payable and accrued expenses	19,652	—	19,652
Due to related persons	2,878	—	2,878
Assumed real estate lease obligations, net	10,721	4,099	14,820
Shareholders’ equity	878,302	(680)	877,622
Total liabilities and shareholders’ equity	$1,382,824	$147,949	$1,530,773

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the Six Months Ended June 30, 2012

(in thousands, except per share amounts)

		2012 Acquisitions	Acquisitions
		prior to	Since	Pro
	Historical	June 30, 2012	June 30, 2012	Forma
	(A)	(C)	(D)	Adjustments		Pro Forma

Rental income	$100,728	$1,690	$8,030	$356	(E)	$110,804

Expenses:
Real estate taxes	11,482	168	882	—		12,532
Utility expenses	7,705	1	615	—		8,321
Other operating expenses	18,178	341	1,211	(13)	(F)	19,717
Depreciation and amortization	24,225	—	—	2,843	(G)	27,068
Acquisition related costs	294	—	—	(294)	(H)	—
General and administrative	5,758	—	—	461	(I)	6,219
Total expenses	67,642	510	2,708	2,997		73,857

Operating income	33,086	1,180	5,322	(2,641)		36,947
Interest and other income	14	—	—	—		14
Interest expense	(8,119)	—	—	(1,776)	(J)	(9,895)
Equity in earnings of an investee	121	—	—	—		121
Income before income tax expense	25,102	1,180	5,322	(4,417)		27,187
Income tax expense	(89)	—	—	—		(89)
Net income	$25,013	$1,180	$5,322	$(4,417)		$27,098

Weighted average common shares outstanding	47,075					47,075
Net income per common share	$0.53					$0.58

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the Year Ended December 31, 2011

(in thousands, except per share amounts)

		2011	2012	Pro
	Historical	Acquisitions	Acquisitions	Forma
	(A)	(K)	(L)	Adjustments		Pro Forma

Rental income	$178,950	$29,026	$19,350	$1,389	(M)	$228,715

Expenses:
Real estate taxes	19,345	2,587	2,104	—		24,036
Utility expenses	15,316	2,918	1,385	—		19,619
Other operating expenses	31,784	5,573	3,320	(71)	(N)	40,606
Depreciation and amortization	40,089	—	—	12,807	(O)	52,896
Acquisition related costs	3,504	—	—	(3,504)	(P)	—
General and administrative	10,898	—	—	2,006	(Q)	12,904

Total expenses	120,936	11,078	6,809	11,238		150,061

Operating income	58,014	17,948	12,541	(9,849)		78,654
Interest and other income	104	—	—	—		104

Interest expense	(12,057)	(2,293)	—	(7,103)	(R)	(21,453)
Equity in earnings of an investee	139	—	—	—		139
Income before income tax expense	46,200	15,655	12,541	(16,952)		57,444
Income tax expense	(203)	—	—	—		(203)
Net income	$45,997	$15,655	$12,541	$(16,952)		$57,241

Weighted average common shares outstanding	43,368			3,651	(S)	47,019
Net income per common share	$1.06					$1.22

Government Properties Income Trust

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in thousands, except per share amounts)

Basis of Presentation

(A)      We were organized as a Maryland real estate investment trust on February 17, 2009, and closed our initial public offering on June 8, 2009. As of June 30, 2012, we owned 74 properties with a total of approximately 9.1 million rentable square feet. The historical consolidated financial statements include our accounts and the accounts of our subsidiaries. All material intercompany transactions and balances have been eliminated.

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(B)        Represents the effect of the July 2012 acquisition of three properties located in Atlanta, GA, Ellenwood, GA and Jackson, MS, the September 2012 acquisition of three properties located in Boise, ID, and the September 2012 acquisition of one property located in Kansas City, MO.  We financed these acquisitions with borrowings under our $550,000 unsecured revolving credit facility.  The aggregate purchase price for these acquisitions was $143,850, excluding $680 of estimated acquisition costs that were expensed.  We estimate the value of the acquired real estate properties to be $130,541, and the value of the acquired and assumed real estate leases, net, to be $13,309.  The values assigned to the assets acquired and liabilities assumed are based on preliminary estimates and the final amounts may differ significantly from these estimates.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Six Months Ended June 30, 2012

(C)        Represents the revenues and operating expenses of three properties we acquired in two transactions for an aggregate purchase price of $28,950, excluding acquisition costs, during the six months ended June 30, 2012 for the period from January 1, 2012 to the respective dates of acquisition. Rental income, real estate taxes, utility expenses and certain other operating expenses are based upon actual historical revenues and expenses at each property.

(D)       Represents the revenues and operating expenses for the six months ended June 30, 2012 of the properties described in Note (B) above.  Rental income, real estate taxes, utility expenses and certain other operating expenses are based upon actual historical revenues and expenses at each property.

(E)         Represents the effect on rental income for the six months ended June 30, 2012 of the properties described in Note (B) and the effect on rental income from January 1, 2012 through the respective dates of acquisition of the acquisitions described in Note (C), for the non-cash straight line rent adjustments and the non-cash amortization of above and below market leases. We amortize above market lease values and below market lease values as a reduction or increase, respectively, to rental income over the remaining terms of the leases. The components of the rental income adjustment are as follows:

Non-cash, straight line rent adjustments as if the acquisitions described in Notes (B) and (C) occurred on January 1, 2011	$266
Non-cash, net above and below market lease amortization	90
Total	$356

(F)         Represents the effect on other operating expenses for the six months ended June 30, 2012 of the acquisitions described in Note (B) and the effect on other operating expenses from January 1, 2012 through the respective dates of acquisition of the acquisitions described in Note (C), based upon our contractual obligations under our property management agreement with Reit Management & Research LLC, or RMR.

(G)        Represents the effect on depreciation expense for the six months ended June 30, 2012 of the acquisitions described in Note (B) and the effect on depreciation expense from January 1, 2012 through the respective dates of acquisition of the acquisitions described in Note (C).  We depreciate our real estate investments on a straight line basis over estimated useful lives ranging up to 40 years.

(H)       Adjusts for non-recurring acquisition related costs of $294.

(I)            Represents the effect on general and administrative expenses for the six months ended June 30, 2012 of the acquisitions described in Note (B) and for the period from January 1, 2012 through the respective dates of acquisition of the acquisitions described in Note (C), based upon our contractual obligations under our business management agreement with RMR.

(J)           Adjusts interest expense for a $1,776 increase in our interest expense due to pro forma acquisition borrowings of $173,738 under our revolving credit facility, at our weighted average interest rate for the six months ended June 30, 2012, of 2.00%. A change in our variable rate debt of 0.125% would change pro forma interest expense by $109.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2011

(K)       Represents the revenues and operating expenses of the 16 properties we acquired in 12 transactions for an aggregate purchase price of $444,050, excluding acquisition costs and including the assumption of debt, during the year ended December 31, 2011 for the period from January 1, 2011 to the respective dates of acquisition. Rental income, real estate taxes, utility expenses and certain other operating expenses are based upon actual historical revenues and expenses at each property.

(L)         Represents the revenues and operating expenses for the year ended December 31, 2011 of the properties acquired subsequent to January 1, 2012 for the period from January 1, 2012 to the respective dates of acquisition described in Notes (B) and (C). Rental income, real estate taxes, utility expenses and certain other operating expenses are based upon actual historical revenues and expenses at each property.

(M)    Represents the effect on rental income for the year ended December 31, 2011 of the acquisitions described in Notes (B) and (C), and the effect on rental income from January 1, 2011 through the respective dates of acquisition of the acquisitions described in Note (K), for non-cash straight line rent adjustments and the non-cash amortization of above and below market leases. We amortize above market lease values and below market lease values as a reduction or increase, respectively, to rental income over the remaining terms of the leases. The components of the additional rental income adjustment are as follows:

Non-cash, straight line rent adjustments as if the acquisitions described in Notes (B) and (C) occurred on January 1, 2011	$2,936
Non-cash, net above and below market lease amortization	(1,547)
Total	$1,389

(N)       Represents the effect on other operating expenses for the year ended December 31, 2011 of the acquisitions described in Notes (B) and (C), and the effect on other operating expenses from January 1, 2011 through the respective dates of acquisition of the acquisitions described in Note (K), based upon our contractual obligations under our property management agreement with RMR.

(O)       Represents the effect on depreciation expense for the year ended December 31, 2011 of the acquisitions described in Notes (B) and (C), and the effect on depreciation expense from January 1, 2011 through the respective dates of acquisition of the acquisitions described in Note (K).  We depreciate our real estate investments on a straight line basis over estimated useful lives ranging up to 40 years.

(P)         Adjusts for non-recurring acquisition related costs of $3,504.

(Q)       Represents the effect on general and administrative expenses for the year ended December 31, 2011 of the acquisitions described in Notes (B) and (C), and for the period from January 1, 2011 through the respective dates of acquisition of the acquisitions described in Note (K), based upon our contractual obligations under our business management agreement with RMR.

(R)       Adjusts interest expense for a $7,792 increase in our interest expense due to pro forma acquisition borrowings of $537,467 under our revolving credit facility, at our weighted average interest rate for the year ended December 31, 2011 of 2.19%, a $887 increase in our interest expense related to interest on our term loan facility assuming that commencement of the facility had occurred as of January 1, 2011, plus the amortization of the related deferred financing fees of $393, offset by pro forma interest savings of $1,969 assuming that our July 2011 public offering of common shares had occurred as of January 1, 2011. A change in our variable rate debt of 0.125% would change pro forma interest expense by $332.

(S)         Our weighted average common shares outstanding was calculated as if the common shares we sold in our July 2011 public offering were outstanding on January 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Treasurer and Chief Financial Officer

Dated:  October 15, 2012